Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes

Year Ended December 31	2020	2019
Income before income taxes - consolidated	$699	$812
Statutory income tax rate (%)	24.0	26.5
Expected taxes at statutory rates	$168	$215
Add (deduct) the tax effect of:
Permanent differences	$2	$11
Statutory and other rate differences	9	(52)
Rate adjustment for change in tax rates	—	(11)
Deferred income tax recovery on regulated assets	(15)	(25)
Tax differences on divestitures and transactions	(33)	(159)
Change in valuation allowance	(2)	(11)
Other	(2)	4
	$127	$(28)
Income tax provision
Current	$1	$63
Deferred	126	(91)
	$127	$(28)
Effective income tax rate (%)	18.2	(3.4)

Net deferred income tax liabilities were composed of the following:

As at	December 31, 2020	December 31, 2019
PP&E and intangible assets	$1,645	$1,450
Regulatory assets	(229)	(204)
Tax pools, deferred financing, and compensation	(208)	(138)
Other	(94)	(161)
Valuation allowance	4	12
	$1,118	$959
The amount shown on the Consolidated Balance Sheets as deferred income tax liabilities represents the net differences between the tax basis and book carrying values on the Corporation's balance sheets at enacted tax rates.

The Alberta government passed the Job Creation Tax Cut in 2019 which reduced Alberta's corporate tax rate from 12 percent to 11 percent on July 1, 2019. The tax rate was further reduced from 11 percent to 8 percent on July 1, 2020.

As at December 31, 2020, the Corporation had tax-effected non-capital losses of approximately $293 million, which will be available to offset future taxable income. If not used, these losses will expire between 2023 and 2040.

Uncertain Tax Positions

The Corporation recognizes the benefit of an uncertain tax position only when it is more likely than not that such a position will be sustained by the taxing authorities based on the technical merits of the position. The current and deferred tax impact is equal to the largest amount, considering possible settlement outcomes, that has greater than 50 percent likelihood of being realized upon settlement with the taxing authorities.
On an annual basis, the Corporation and its subsidiaries file tax returns in Canada and various foreign jurisdictions. In Canada, AltaGas' federal and provincial tax returns for the years 2013 to 2019 remain subject to examination by taxation authorities. In the United States, both the federal and state tax returns for the years 2016 to 2019 remain subject to examination by the taxation authorities.

Management determined that the following provision was required for uncertainty on income taxes during the year:

Year ended December 31	2020	2019
Balance, beginning of year	$2	$2
Gross increases for tax positions of prior year	21	—
Lapses of statute of limitations	(2)	—
Balance, end of year	$21	$2